UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

__________________________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 6, 2007

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BIOVERIS CORPORATION

(Exact name of Registrant as specified in its charter)

Delaware	000-50583	80-0076765
(State or Other Jurisdiction	(Commission File Number)	(I.R.S. Employer
Of Incorporation)	Identification Number)

16020 Industrial Drive
Gaithersburg, MD 20877

(Address of Principal Executive Offices and Zip Code)

_____________________________

(301) 869-9800

(Registrant’s Telephone Number, Including Area Code)

_____________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On February 6, 2007, BioVeris Corporation (the “Company”) issued a press release announcing operating results for its third quarter and nine months ended December 31, 2006. A copy of the press release is furnished as Exhibit 99.1 hereto and is incorporated herein by reference.

This information and the information contained in the press release shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be deemed incorporated by reference into any filings of the Company made under the Securities Act of 1933, as amended, or the Exchange Act whether made before or after the date of this Current Report, regardless of any general incorporation language in the filing.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

99.1 Press release dated February 6, 2007.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 9, 2007	BIOVERIS CORPORATION By:/s/ George V. Migausky Name: George V. Migausky Title: Vice President of Finance and Chief Financial Officer

EXHIBIT INDEX

Exhibit 99.1	Press Release dated February 6, 2007